SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 24, 2008

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other juristiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On November 24, 2008, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Announces Cash Tender Offers
For Up to $700 Million Principal Amount of its Securities

FEDERAL WAY, Wash. (Nov. 24, 2008) - Weyerhaeuser Company (NYSE:WY) announced today the commencement of cash tender offers to purchase up to $700 million principal amount of selected securities in its debt portfolio.

Weyerhaeuser is making two separate offers (each an “Offer,” and collectively, the “Offers”), with one Offer to purchase any and all outstanding Securities listed under the heading “Any and All Tender Offer” in the table below (the “Any and All Tender Offer”) and one Offer to purchase up to the Tender Cap described under the heading “Dutch Auction Tender Offer” in the table below (the “Dutch Auction Tender Offer”), both of which are made pursuant to the terms and conditions set forth in an Offer to Purchase dated Nov. 24, 2008.

In the Any and All Tender Offer, Weyerhaeuser is offering to purchase any and all of the outstanding Floating Rate Notes due Sept. 24, 2009.

In the Dutch Auction Tender Offer, Weyerhaeuser is offering to purchase up to the Tender Cap of its outstanding 6.75 percent Notes due March 15, 2012.

CUSIP Number	Title of Security	Principal Amount Outstanding	Tender Cap	Early Tender Premium (1)	Purchase Price (1)

Offer for Securities Listed Below: Any and All Tender Offer

962166BU7	Floating Rate Notes due 9/24/09	$450,000,000	N/A	N/A	$970

Offer for Securities Listed Below: Dutch Auction Tender Offer

962166BP8	6.75% Notes due 3/15/12	$1,683,122,000	$250,000,000	$20	$830 - $880 (2) (acceptable range)

(1) Per $1,000 principal amount of Securities that are accepted for purchase.
(2) Purchase Price minus Early Tender Premium equals Late Purchase Price.

The Any and All Tender Offer will expire at 5:00 p.m., New York City time, on Dec. 8, 2008, unless extended (such date and time, as the same may be extended, the “Any and All Tender Offer Expiration Date”). Holders of Securities subject to the Any and All Tender Offer must validly tender and not validly withdraw their Securities at or before 5:00 p.m., New York City time, on the Any and All Tender Offer Expiration Date to receive the Purchase Price (set out above).

The Dutch Auction Tender Offer (defined below) will expire at 12:00 midnight, New York City time, on Dec. 22, 2008, unless extended (such date and time, as the same may be extended, the “Dutch Auction Tender Offer Expiration Date”). Holders of Securities subject to the Dutch Auction Tender Offer must validly tender and not validly withdraw their Securities at or before 5:00 p.m., New York City time, on Dec. 8, 2008, unless extended (such date and time, as the same may be extended, the “Dutch Auction Early Tender Date”) to receive the Purchase Price (defined below). The deadline for Holders to validly withdraw tenders of Securities in the Dutch Auction Tender Offer is 5:00 p.m., New York City time, on Dec. 8, 2008, unless extended (such date and time, as the same may be extended, the “Dutch Auction Tender Offer Withdrawal Deadline”). Holders of Securities subject to the Dutch Auction Tender Offer who validly tender their Securities after the Dutch Auction Early Tender Date and at or before 12:00 midnight, New York City time, on the Dutch Auction Tender Offer Expiration Date will receive the Purchase Price (determined pursuant to the modified “Dutch Auction” procedure described below) minus the Early Tender Premium set out in the table above (the Purchase Price minus the applicable Early Tender Premium, the “Late Purchase Price”).

The “Any and All Tender Offer Purchase Price” for each $1,000 principal amount of Securities tendered and accepted for payment pursuant to the Any and All Tender Offer will be the amount set forth on the cover of the Offer to Purchase.

The “Dutch Auction Tender Offer Purchase Price.” Under the modified “Dutch Auction” procedure, Weyerhaeuser will accept Securities validly tendered in the order of the lowest to the highest tender prices specified by tendering Holders (in increments of $2.50), and will select the single lowest price per $1,000 principal amount of Securities to enable the Company to purchase the amount of Securities equal to the Tender Cap (or, if less than the Tender Cap are validly tendered, all Securities so tendered). The Purchase Price at which Securities were tendered (before the subtraction of the Early Tender Premium, if applicable, as described below) will be used for the purpose of determining the Purchase Price and proration, as described below. Weyerhaeuser will pay the same Purchase Price (subject to adjustment, as described below) for all Securities validly tendered at or below the clearing price and accepted for purchase in the Dutch Auction Tender Offer. The Purchase Price paid for Securities tendered in the Dutch Auction Tender Offer after the Dutch Auction Early Tender Date will be reduced by the Early Tender Premium set out above. If the aggregate amount of Securities validly tendered at or below the clearing price and not validly withdrawn exceeds the Tender Cap, then, subject to the terms and conditions of the Dutch Auction Tender Offer, Weyerhaeuser will accept for purchase, first, all Securities validly tendered at prices (in increments of $2.50) below the clearing price and, thereafter, the Securities validly tendered at the clearing spread on a prorated basis according to the principal amount of such Securities. We will make appropriate adjustments downward to the nearest $1,000 principal amount to avoid purchases of Securities in principal amounts other than integral multiples of $1,000.

In addition to any consideration received, Holders who tender securities will be paid any accrued and unpaid interest calculated up to and not including the applicable settlement date. The settlement date for the Any and All Tender Offer is expected to be Dec. 9, 2008 and the settlement date for the Dutch Auction Tender Offer is expected to be Dec. 23, 2008.

Banc of America Securities LLC and Citigroup Global Markets Inc. are the lead dealer managers for the offers. J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. are the co-dealer managers for the offers. Global Bondholder Services Corporation is the Depositary and Information Agent. This news release is neither an offer to purchase nor a solicitation of an offer to sell the securities. The offers are made only by the Offer to Purchase dated as of today’s date, and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact Banc of America Securities LLC toll free at (888) 292-0070 or collect at (704) 388-4603, Attn. Debt Advisory Services or Citigroup Global Markets, Inc. toll free at (800) 558-3745 or collect at (212) 723-6106, Attn. Liability Management Group. Requests for documents should be directed to Global Bondholder Services Corporation toll free at (866) 804-2200 or collect at (212) 430-3774.

Weyerhaeuser Company, one of the world’s largest forest products companies, was incorporated in 1900. In 2007, sales were $16.3 billion. It has offices or operations in 13 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser’s businesses, products and practices is available at http://www.weyerhaeuser.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

Date: November 25, 2008	By:	/s/ Jeanne Hillman
Its: Vice President and
Chief Accounting Officer